                                                             ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-45301 for Hartford Life Insurance Company Separate Account Two on Form N-4.



Hartford, Connecticut                                   /s/  Arthur Andersen LLP
April 7, 2000